EXHIBIT 99.1

REPORT OF

blendedschools.net, Inc.

FOR THE YEAR ENDING JUNE 30, 2013

REPORT OF

blendedschools.net, Inc.

FOR THE YEAR ENDING JUNE 30, 2012

Young, Oakes, Brown & Company, P.C.

Certified Public Accountants

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors

blendedschools.net, Inc.

2527 U.S. Highway 522 South

McVeytown, Pennsylvania 17051

We have audited the accompanying financial statements of blendedschools.net, Inc. (a nonprofit organization), which comprise the statement of financial position as of June 30, 2013, and the related statements of activities and cash flows for the year then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of blendedschools.net, Inc. as of June 30, 2013, and the changes in its net assets and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Altoona, Pennsylvania

August 19, 2013

blendedschools.net, Inc.

STATEMENT OF FINANCIAL POSITION

JUNE 30, 2013

ASSETS

Cash	$179,825
Accounts Receivable	122,593
Prepaid Expenses	267,518
Equipment, net of accumulated depreciation of $53,159	1,363
Website Development, net of accumulated depreciation of $920	109,480
Internally Developed Software, net of accumulated amortization of $1,586,332	826,577

TOTAL ASSETS	$1,507,356

LIABILITIES AND NET ASSETS

Liabilities
Accounts Payable	$49,585
Due to Other Governments	33,064
Deferred Revenues	651,464
Payroll Withholdings and Payables	3,241
Loan Payable	100,000

Total Liabilities	837,354

Net Assets
Unrestricted	$670,002

TOTAL LIABILITIES AND NET ASSETS	1,507,356

See Accompany Notes and Independent Auditor’s Report

blendedschools.net, Inc.

STATEMENT OF ACTIVITIES

JUNE 30, 2013

Unrestricted

Revenues, Gains and Other Support
On-Line Membership Fees	$2,002,884
Trainings	19,601
Grant income	325,199
Language Institute Fees	290,660
Registration Fees	150
Interest Income	1,088

Total Revenues, Gains and Other Support	$2,639,582

Expenses
Program	$2,505,834
Management and General	260,352

Total Expenses	$2,766,186

Change in Net Assets	$(126,604)

Net Assets - July 1, 2012	796,606

Net Assets - June 30, 2013	$670,002

See Accompany Notes and Independent Auditor’s Report

blendedschools.net, Inc.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDING JUNE 30, 2013

Cash Flows from Operating Activities
Decrease in Net Assets	$(126,604)

Adjustments to Reconcile (Decrease) in Net Assets to Net Cash (Used) by Operating Activities:

Depreciation	3,013
Amortization	350,774
(Increase) in Prepaid Expenses	(26,829)
Decrease in Accounts Receivable	54,047
(Decrease) in Accounts Payable	(62,963)
(Decrease) in Due to Other Governments	(29,404)
(Decrease) in Deferred Revenue	(264,675)
Increase in Payroll Taxes and Withholding Payables	2,838

Net Cash (Used) by Operating Activities	$(99,803)

Cash Flows from Investing Activities
Payments Relative to Internally Developed Software	$(483,188)
Payments Relative to Website Development	(110,400)

Net Cash (Used) by Investing Activities	$(593,588)

Cash Flows from Financing Activities
Proceeds from Line of Credit	$100,000

Net (Decrease) in Cash	(593,391)

Cash - July 1, 2012	773,216

Cash - June 30, 2013	$179,825

Supplemental Disclosure of Cash Flow Information
Cash Paid During the Year for:

Income Taxes	$-

Interest Expense	$850

See Accompany Notes and Independent Auditor’s Report

blendedschools.net, Inc.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2013

Note A:  Nature of Activities and Significant Accounting Policies

blendedschools.net, Inc. is a private, nonprofit organization dedicated to providing blended learning activities to educational institutions and any other business allowed by law, by implementing a program of blended learning activities that will enhance, support, supplement, and enrich learning activities available to all members of the consortium.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Property and Equipment

blendedschools.net, Inc. capitalized all property and equipment acquisitions in excess of $1,500. Purchased property and equipment is capitalized at cost. Donations of property and equipment are recorded as support at their estimated fair value at the date of donation. Such donations are reported as unrestricted support unless the donor has restricted the donated asset to a specific purpose. Assets donated with explicit restrictions regarding their use and contributions of cash that must be used to acquire property and equipment are reported as restricted support. Absent donor stipulations regarding how long those donated assets must be maintained, blendedschools.net, Inc. reports expirations of donor restrictions when the donated or acquired assets are placed in service as instructed by the donor. blendedschools.net, Inc. reclassifies temporarily restricted net assets to unrestricted net assets at that time. Property and equipment are depreciated using the straight-line method over their estimated useful lives.

Income Tax Status

The Corporation is a not-for-profit organization that is exempt from income taxes under Section 501(c)(3) of the Internal Revenue Code. The Corporation has also been classified as an entity that is not a private foundation within the meaning of Section 509(a) and qualifies for deductible contributions as provided in Section 170(b)(1)(A)(vi).

Cash and Cash Equivalents

At June 30, 2013, the carrying amount of the Corporation's deposits (cash) was $179,825 and the bank balance was $223,306. Of the bank balances, $0 was not covered by federal depositors insurance.

Net Assets

Net assets present the difference between assets and liabilities in the statement of net assets. Net assets invested in capital assets are reduced by the outstanding balances of any borrowing used for the acquisition, construction or improvement of those assets. Net assets are reported as restricted when there are legal limitations imposed on their use by Corporation legislation or external restrictions by creditors, grantors, laws, or regulations of other governments.

blendedschools.net, Inc.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2013

(CONTINUED)

Note A:  Nature of Activities and Significant Accounting Policies (Continued)

Risk Management

The Corporation is exposed to various risks of loss related to torts; damage to, and theft or destruction of assets; errors and omissions; injuries to employees and natural disaster. During 2013, the Corporation contracted with various insurance providers for liability, property, and crime damage.

Functional Expenses

Expenses are charged directly to program or management in general categories based on specific identification.

Promises to Give

Contributions are recognized when the donor makes a promise to give to the Organization that is, in substance, unconditional. Contributions that are restricted by the donor are reported as increases in unrestricted net assets if the restrictions expire in the fiscal year in which the contributions are recognized. All other donor-restricted contributions are reported as increases in temporarily or permanently restricted net assets depending on the nature of the restrictions. When a restriction expires, temporarily restricted net assets are reclassified to unrestricted net assets.

Financial Statement Presentation

The Organization is required to report information regarding its financial position and activities according to three classes of net assets; unrestricted net assets, temporarily restricted net assets, and permanently restricted net assets. As permitted by the statement, the Organization does not use fund accounting.

Contributions

In accordance with accounting standards regarding, Accounting for Contributions Received and Contributions Made, contributions received are recorded as unrestricted, temporarily restricted, or permanently restricted support depending on the existence or nature of any donor restrictions.

Accounts Receivable

Trade receivables are carried at their estimated collectible amounts. Trade credit is generally extended on a short-term basis; thus, trade receivables do not bear interest.

Bad Debts

Trade accounts receivable are periodically evaluated for collectability based on past credit history with customers and their current financial condition.

Deferred Revenue

Deferred revenue at June 30, 2013 represents that portion of total revenue from membership fees attributable to service required to be provided by the Corporation that have not yet been performed. Member benefits commence when the member is accepted and their benefit period begins on that date.

blendedschools.net, Inc.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2013

(CONTINUED)

Note B:  Management Agreements

Effective July 1, 2003, the Corporation entered into a Management Services Agreement with Tuscarora Intermediate Unit 11, which originally expired on June 30, 2004; however, the Agreement automatically renews for successive one-year periods on the same terms and conditions, unless either party, two months prior to the expiration of the term, delivers written notice to the other party of its intention not to renew. Tuscarora Intermediate Unit 11 provides the management and administrative services necessary for blendedschools.net, Inc. to conduct its development of curriculum and services projects. Tuscarora Intermediate Unit 11 invoices blendedschools.net, Inc. for actual charges related to personnel, postage and shipping, and office supplies, printing, dedicated phone lines, internet services, occupancy costs, equipment purchases, travel and other associated expenses as well as an administrative fee at a rate not to exceed the Commonwealth's approved rate.

Note C:  Intangibles

blendedschools.net, Inc. incurred various internal and external costs during the application development stage of course software. These were capitalized and amortized over a 5-year period, using a half-year convention prior to the 2009-2010 year. In the 2009-2010 year, the amortization period was reduced to four years. Management determined during the 2012-2013 year that the new courses developed beginning in the Summer of 2012 should be amortized using a 5-year period due to the new course structure.

Internal and external costs were previously incurred by Tuscarora Intermediate Unit 11 during the preliminary project stage and were expensed as incurred.

Any internal or external costs of upgrades and enhancements incurred in the post-implementation/operation stage are expensed as incurred.

Note D:  Concentrations

A significant portion of the Corporation business is conducted with members within the Commonwealth of Pennsylvania.

Note E:  Notes Payable

The Corporation established a $400,000 Demand Line of Credit at Kishacoquillas Valley National Bank at 1.00% over the prime rate of interest, floating daily subject to a minimum rate of 4.00%. An annual renewal fee of $500 will be due in full at time of commitment. The balance on this line of credit, which is collateralized by accounts receivable, inventory, and equipment at June 30, 2013, was $100,000.

Note F:  Subsequent Events

The date to which events occurring after June 30, 2013, the date of the most recent balance sheet, have been evaluated for possible adjustment to the financial statements or disclosure is August 19, 2013, which is the date on which the financial statements were able to be issued.

Young, Oakes, Brown & Company, P.C.

Certified Public Accountants

INDEPENDENT AUDITOR'S REPORT

ON ADDITIONAL INFORMATION

To the Board of Directors

blendedschools.net, Inc.

2527 U.S. Highway 522 South

McVeytown, Pennsylvania 17051

We have audited the financial statements of blendedschools.net, Inc. as of and for the year ended June 30, 2013, and have issued our report thereon dated August 19, 2013, which contained an unmodified opinion on those financial statements. Our audit was performed for the purpose of forming an opinion on the financial statements as a whole. The schedule of function expenses is presented for the purposes of additional analysis and is not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

Altoona, Pennsylvania

August 19, 2013

blendedschools.net, Inc.

STATEMENT OF FUNCTIONAL EXPENSES

FOR THE YEAR ENDED JUNE 30, 2013

		Management
	Program	and General	Total

Contracted Services	$1,631,572	$78,420	$1,709,992
Salaries and Wages	308,194	157,710	465,904
Payroll Taxes/Employee Benefits	27,743	10,465	38,208
Insurance	8,632	0	8,632
Communications	24,381	0	24,381
Travel	118,542	0	118,542
Supplies	32,984	0	32,984
Depreciation	3,013	0	3,013
Amortization	350,773	0	350,773
Audit	0	8,925	8,925
Legal	0	3,982	3,982
Interest Expense	0	850	850

	$2,505,834	$260,352	$2,766,186

Young, Oakes, Brown & Company, P.C.

Certified Public Accountants

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors

blendedschools.net, Inc.

2527 U.S. Highway 522 South

McVeytown, Pennsylvania 17051

We have audited the accompanying financial statement of financial position of blendedschools.net, Inc. (a nonprofit organization), as of June 30, 2012, and the related statements of activities and cash flows for the year then ended. These financial statements are the responsibility of the Organization's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinions.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of blendedschools.net, Inc. as of June 30, 2012, and the changes in its net assets and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

November 8, 2012

blendedschools.net, Inc.

STATEMENT OF FINANCIAL POSITION

JUNE 30, 2012

ASSETS

Cash	$773,216
Accounts Receivable	176,640
Prepaid Expenses	240,689
Equipment, net of accumulated depreciation of $50,146	4,378
Internally Developed Software, net of accumulated amortization of $1,236,478	693,241

TOTAL ASSETS	$1,888,164

LIABILITIES AND NET ASSETS

Liabilities
Accounts Payable	$112,548
Due to Other Governments	62,468
Deferred Revenues	916,139
Payroll Withholdings and Payables	403

Total Liabilities	1,091,558

Net Assets
Unrestricted	$796,606

TOTAL LIABILITIES AND NET ASSETS	1,888,164

See Accompany Notes and Independent Auditor's Report

blendedschools.net, Inc.

STATEMENT OF ACTIVITIES

JUNE 30, 2012

Unrestricted

Revenues, Gains and Other Support
On-Line Membership Fees	$2,032,359
Videoconferencing Membership Fees	$12,000
Trainings	47,496
Grant income	252,140
Language Institute Fees	429,075
Registration Fees	22,025
Miscellaneous Income	842
Interest Income	2,273

Total Revenues, Gains and Other Support	$2,798,210

Expenses
Program	$2,345,360
Management and General	309,564

Total Expenses	$2,654,924

Change in Net Assets	$143,286

Net Assets - July 1, 2011	653,320

Net Assets - June 30, 2012	$796,606

See Accompany Notes and Independent Auditor's Report

blendedschools.net, Inc.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDING JUNE 30, 2012

Cash Flows from Operating Activities
Increase in Net Assets	$143,286

Adjustments to Reconcile (Decrease) in Net Assets to Net Cash (Used) by Operating Activities:

Depreciation	6,166
Amortization	288,907
(Increase) in Prepaid Expenses	(11,467)
(Increase) in Accounts Receivable	(21,741)
Increase in Accounts Payable	44,953
(Decrease) in Due to Other Governments	(232,784)
Increase in Deferred Revenue	341,119
(Decrease) in Payroll Taxes and Withholding Payables	(479)

Net Cash Provided by Operating Activities	$557,960

Cash Flows from Investing Activities
Payments Relative to Internally Developed Software	$(363,055)

Net Increase in Cash	194,905

Cash - July 1, 2011	578,311

Cash - June 30, 2012	$773,216

Supplemental Disclosure of Cash Flow Information
Cash Paid During the Year for:

Income Taxes	$-

Interest Expense	$-

See Accompany Notes and Independent Auditor's Report

blendedschools.net, Inc.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012

Note A:  Nature of Activities and Significant Accounting Policies

blendedschools.net, Inc. is a private, nonprofit organization dedicated to providing blended learning activities to educational institutions and any other business allowed by law, by implementing a program of blended learning activities that will enhance, support, supplement, and enrich learning activities available to all members of the consortium.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Property and Equipment

blendedschools.net, Inc. capitalized all property and equipment acquisitions in excess of $1,500. Purchased property and equipment is capitalized at cost. Donations of property and equipment are recorded as support at their estimated fair value at the date of donation. Such donations are reported as unrestricted support unless the donor has restricted the donated asset to a specific purpose. Assets donated with explicit restrictions regarding their use and contributions of cash that must be used to acquire property and equipment are reported as restricted support. Absent donor stipulations regarding how long those donated assets must be maintained, blendedschools.net, Inc. reports expirations of donor restrictions when the donated or acquired assets are placed in service as instructed by the donor. blendedschools.net, Inc. reclassifies temporarily restricted net assets to unrestricted net assets at that time. Property and equipment are depreciated using the straight-line method over their estimated useful lives.

Income Tax Status

The Corporation is a not-for-profit organization that is exempt from income taxes under Section 501(c)(3) of the Internal Revenue Code. The Corporation has also been classified as an entity that is not a private foundation within the meaning of Section 509(a) and qualifies for deductible contributions as provided in Section 170(b)(1)(A)(vi).

Cash and Cash Equivalents

At June 30, 2012, the carrying amount of the Corporation's deposits (cash) was $773,216 and the bank balance was $818,902. Of the bank balances, $568,902 was not covered by federal depositors insurance.

Net Assets

Net assets present the difference between assets and liabilities in the statement of net assets. Net assets invested in capital assets are reduced by the outstanding balances of any borrowing used for the acquisition, construction or improvement of those assets. Net assets are reported as restricted when there are legal limitations imposed on their use by Corporation legislation or external restrictions by creditors, grantors, laws, or regulations of other governments.

blendedschools.net, Inc.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012

(CONTINUED)

Note A:  Nature of Activities and Significant Accounting Policies (Continued)

Risk Management

The Corporation is exposed to various risks of loss related to torts; damage to, and theft or destruction of assets; errors and omissions; injuries to employees and natural disaster. During 2012, the Corporation contracted with various insurance providers for liability, property, and crime damage.

Functional Expenses

Expenses are charged directly to program or management in general categories based on specific identification.

Promises to Give

Contributions are recognized when the donor makes a promise to give to the Organization that is, in substance, unconditional. Contributions that are restricted by the donor are reported as increases in unrestricted net assets if the restrictions expire in the fiscal year in which the contributions are recognized. All other donor-restricted contributions are reported as increases in temporarily or permanently restricted net assets depending on the nature of the restrictions. When a restriction expires, temporarily restricted net assets are reclassified to unrestricted net assets.

Financial Statement Presentation

The Organization is required to report information regarding its financial position and activities according to three classes of net assets; unrestricted net assets, temporarily restricted net assets, and permanently restricted net assets. As permitted by the statement, the Organization does not use fund accounting.

Contributions

In accordance with accounting standards regarding, Accounting for Contributions Received and Contributions Made, contributions received are recorded as unrestricted, temporarily restricted, or permanently restricted support depending on the existence or nature of any donor restrictions.

Accounts Receivable

Trade receivables are carried at their estimated collectible amounts. Trade credit is generally extended on a short-term basis; thus, trade receivables do not bear interest.

Bad Debts

Trade accounts receivable are periodically evaluated for collectability based on past credit history with customers and their current financial condition.

Deferred Revenue

Deferred revenue at June 30, 2012 represents that portion of total revenue from membership fees attributable to service required to be provided by the Corporation that have not yet been performed. Member benefits commence when the member is accepted and their benefit period begins on that date.

blendedschools.net, Inc.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012

(CONTINUED)

Note B:  Management Agreements

Effective July 1, 2003, the Corporation entered into a Management Services Agreement with Tuscarora Intermediate Unit 11, which originally expired on June 30, 2004; however, the Agreement automatically renews for successive one-year periods on the same terms and conditions, unless either party, two months prior to the expiration of the term, delivers written notice to the other party of its intention not to renew. Tuscarora Intermediate Unit 11 provides the management and administrative services necessary for blendedschools.net, Inc. to conduct its development of curriculum and services projects. Tuscarora Intermediate Unit 11 invoices blendedschools.net, Inc. for actual charges related to personnel, postage and shipping, and office supplies, printing, dedicated phone lines, internet services, occupancy costs, equipment purchases, travel and other associated expenses as well as an administrative fee at a rate not to exceed the Commonwealth's approved rate.

Note C:  Intangibles

blendedschools.net, Inc. incurred various internal and external costs during the application development stage of course software. These were capitalized and amortized over a 5-year period, using a half-year convention prior to the 2009-2010 year. In the 2009-2010 year, the amortization period was reduced to four years.

Internal and external costs were previously incurred by Tuscarora Intermediate Unit 11 during the preliminary project stage and were expensed as incurred.

Any internal or external costs of upgrades and enhancements incurred in the post-implementation/operation stage are expensed as incurred.

Note D:  Concentrations

A significant portion of the Corporation business is conducted with members within the Commonwealth of Pennsylvania.

Note E:  Notes Payable

The Corporation established a $200,000 Demand Line of Credit at Kishacoquillas Valley National Bank at prime plus 1% interest. The balance on this line of credit, which is collateralized by inventory, equipment, and general intangibles at June 30, 2012, was $0.

Note F:  Subsequent Events

The date to which events occurring after June 30, 2012, the date of the most recent balance sheet, have been evaluated for possible adjustment to the financial statements or disclosure is November 8, 2012, which is the date on which the financial statements were able to be issued.

Young, Oakes, Brown & Company, P.C.

Certified Public Accountants

INDEPENDENT AUDITOR'S REPORT

ON ADDITIONAL INFORMATION

To the Board of Directors

blendedschools.net, Inc.

2527 U.S. Highway 522 South

McVeytown, Pennsylvania 17051

We have audited the financial statements of blendedschools.net, Inc. as of and for the year ended June 30, 2012, and have issued our report thereon dated November 8, 2012, which contained an unqualified opinion on those financial statements. Our audit was performed for the purpose of forming an opinion on the financial statements as a whole. The schedule of function expenses is presented for the purposes of additional analysis and is not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

November 8, 2012

blendedschools.net, Inc.

STATEMENT OF FUNCTIONAL EXPENSES

FOR THE YEAR ENDED JUNE 30, 2012

		Management
	Program	and General	Total

Contracted Services	$1,763,741	$86,841	$1,850,582
Salaries and Wages	58,000	196,498	254,498
Payroll Taxes/Employee Benefits	7,315	14,500	21,815
Insurance	9,512	0	9,512
Communications	13,204	0	13,204
Travel	121,201	0	121,201
Supplies	77,314	0	77,314
Depreciation	6,166	0	6,166
Amortization	288,907	0	288,907
Audit	0	8,245	8,245
Legal	0	3,480	3,480

	$2,345,360	$309,564	$2,654,924